Exhibit 99.3

Frontier communications

Frontier communications corporation

VOTE BY INTERNET - www.proxyvote.com

U Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow FRONTIER COMMUNICATIONS CORPORATION the instructions to obtain your records and to create an electronic voting

3 HIGH RIDGE PARK instruction form.

STAMFORD, CT 06905 VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Frontier Communications Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17056-S49602 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRONTIER COMMUNICATIONS CORPORATION

The Board of Directors recommends you vote FOR the following proposals: For Against Abstain

Proposal 1 — To adopt the Agreement and Plan of Merger, dated as of May 13, 2009, as amended by Amendment No. 1 thereto,

dated as of July 24, 2009 (the “Merger Agreement”), by and among Verizon Communications Inc., New Communications Holdings Inc. and Frontier Communications Corporation.

Proposal 2 — To amend the Restated Certificate of Incorporation of Frontier Communications Corporation, as amended, to increase the number of authorized shares of Frontier Communications Corporation common stock from 600,000,000 to 1,750,000,000.

Proposal 3 — To approve the issuance of Frontier Communications Corporation common stock pursuant to the Merger Agreement.

Stockholder approval of each proposal is necessary to effect the merger of New Communications Holdings Inc. with and into Frontier Communications Corporation. The approval of each of the proposals is conditioned upon the approval of each of the other proposals.

NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend the Special Meeting. Yes No

Note: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Frontier communications

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the website (www.proxyvote.com) and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

M17057-S49602

Frontier 401(k) Savings Plan

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs Fidelity Investments, as the Trustee under the Frontier 401(k) Savings Plan, to vote all shares of stock allocable to the undersigned under the provisions of the Plan and appoints William M. Kraus, Howard L. Schrott and Myron A. Wick, III, or any of them, with full power of substitution, proxies to vote at the Special Meeting of Stockholders of Frontier Communications Corporation (the “Company”) to be held on                                     , at 9:00 a.m., Eastern Time, at our offices at

3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as directed, and, in their discretion, upon such others matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted FOR the adoption of Proposal 1, Proposal 2 and Proposal 3.

Frontier communications

Frontier communications corporation

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow FRONTIER COMMUNICATIONS CORPORATION the instructions to obtain your records and to create an electronic voting

3 HIGH RIDGE PARK instruction form.

STAMFORD, CT 06905 VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Frontier Communications Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17058-S49602 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRONTIER COMMUNICATIONS CORPORATION

The Board of Directors recommends you vote FOR the following proposals: For Against Abstain

Proposal 1 — To adopt the Agreement and Plan of Merger, dated as of May 13, 2009, as amended by Amendment No. 1 thereto,

dated as of July 24, 2009 (the “Merger Agreement”), by and among Verizon Communications Inc., New Communications Holdings Inc. and Frontier Communications Corporation.

Proposal 2 — To amend the Restated Certificate of Incorporation of Frontier Communications Corporation, as amended, to increase the number of authorized shares of Frontier Communications Corporation common stock from 600,000,000 to 1,750,000,000.

Proposal 3 — To approve the issuance of Frontier Communications Corporation common stock pursuant to the Merger Agreement.

Stockholder approval of each proposal is necessary to effect the merger of New Communications Holdings Inc. with and into Frontier Communications Corporation. The approval of each of the proposals is conditioned upon the approval of each of the other proposals.

NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend the Special 0 0 Meeting. Yes No

Note: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. See reverse for additional proxy information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Vote Your Proxy Online

You can use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the website (www.proxyvote.com) and follow the instructions to obtain your records and to create an electronic voting instruction form. There is no charge to you for this service, but there may be costs associated with access to the Internet, such as usage charges for your Internet service provider and/or telephone companies.

M17059-S49602

FRONTIER COMMUNICATIONS CORPORATION

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints William M. Kraus, Howard L. Schrott and Myron A. Wick, III, or any of them, with full power of substitution, proxies to vote at the Special Meeting of Stockholders of Frontier Communications Corporation (the “Company”) to be held on                                     , at 9:00 a.m. Eastern Time, at our offices at 3 High Ridge Park, Stamford, CT 06905, and at any adjournments thereof, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and, in their, discretion, upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the signatory stockholder. If no direction is given, it will be voted FOR the adoption of Proposal 1, Proposal 2 and Proposal 3.

Frontier communications